UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 26, 2026
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Pinterest, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38872	26-3607129
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

651 Brannan Street
San Francisco, California 94107
(Address of principal executive offices, including zip code)

(415) 762-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
 _________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value	PINS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Julia Brau Donnelly as Chief Financial Officer

On August 26, 2026, Julia Brau Donnelly, the Company's Chief Financial Officer, submitted her resignation to Pinterest, Inc. (the “Company”) to pursue another opportunity. Ms. Donnelly will remain with the Company until October 30, 2026, to support an orderly transition of her duties. Ms. Donnelly’s departure is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices, including accounting principles and practices. The Company has commenced an external search process to identify Ms. Donnelly’s successor.

The Company thanks Ms. Donnelly for her many contributions and wishes her the best in her future endeavors.

Appointment of Vikram Naidu as Principal Financial Officer

On August 27, 2026, the Company appointed Vikram Naidu, age 40, as the Company’s Principal Financial Officer on an interim basis, effective October 30, 2026. Mr. Naidu currently serves as Vice President, Finance and Business Operations of the Company, a position he has held since March 2024. In this position, Mr. Naidu leads the Company’s Finance and Business Operations organization, overseeing enterprise-wide financial planning and analysis among other finance-related areas. His designation as Principal Financial Officer will be in addition to his current role. Prior to joining the Company, Mr. Naidu served as Vice President, Finance, at Verkada Inc., a physical security technology company, from January 2023 to March 2024, and held roles of increasing seniority at Lyft, Inc., a public global mobility company, from 2015 to 2022, including Vice President, Financial Planning and Analysis from 2019 to 2021, and Vice President, Finance from 2021 to 2022.

The Company also intends to enter into its standard form of indemnification agreement with Mr. Naidu, which was previously filed by the Company as Exhibit 10.1 to the Company’s Form 10-Q filed on November 4, 2025.

There are no family relationships between Mr. Naidu and any Company director or executive officer, and there are no arrangements or understandings between Mr. Naidu and any other person pursuant to which he was selected as an officer. Mr. Naidu is not a party to any current or proposed transaction with the Company for which disclosure would be required under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINTEREST, INC.

Date: August 28, 2026	By:	/s/ Wanji Walcott
Wanji Walcott
Chief Legal and Business Affairs Officer and Corporate Secretary